Events after reporting period	6 Months Ended
Jun. 30, 2019
Events after reporting period
Events after reporting period

Events after the end of the reporting period

On July 14, 2019 we and Gilead announced that we have entered into a 10-year global research and development collaboration. Through this agreement, Gilead will gain access to our innovative portfolio of compounds, including six molecules currently in clinical trials, more than 20 preclinical programs and a proven drug discovery platform.

We will receive a $3.95 billion upfront payment and a $1.1 billion equity investment from Gilead. We will use the proceeds to expand and accelerate our research and development programs. Gilead will receive an exclusive product license and option rights to develop and commercialize all current and future programs in all countries outside Europe. In addition, we and Gilead have agreed to amend certain terms in the agreement governing filgotinib, to provide a broader commercialization role for us in Europe.

Gilead will also nominate two individuals to our board of directors following the closing of the transaction.

As part of the collaboration, Gilead gains rights to GLPG1690, our Phase 3 candidate for idiopathic pulmonary fibrosis. Gilead also receives option rights for GLPG1972, a Phase 2b candidate for osteoarthritis, in the United States.  In addition, Gilead receives option rights on all of our other current and future clinical programs outside of Europe.

Terms of the collaboration

We will fund and lead all discovery and development autonomously until the end of Phase 2. After the completion of a qualifying Phase 2 study, Gilead will have the option to acquire an expanded license to the compound. If the option is exercised, we and Gilead will co-develop the compound and share costs equally. Gilead will maintain option rights to our programs through the 10-year term of the collaboration and for up to an additional three years thereafter for those programs that have entered clinical development prior to the end of the collaboration term.

If GLPG1690 is approved in the United States, Gilead will pay us an additional $325 million milestone fee.

For GLPG1972, Gilead has the option to pay a $250 million fee to license the compound in the United States after the completion of the ongoing Phase 2b study in osteoarthritis. If certain secondary efficacy endpoints are met, Gilead would pay us up to an additional $200 million. Following opt in, we would be eligible to receive up to $550 million in regulatory and commercial milestones.

For all other programs resulting from the collaboration, Gilead will make a $150 million opt-in payment per program and will owe no subsequent milestones. We will receive tiered royalties ranging from 20-24% on net sales of all our products licensed by Gilead as part of the agreement.

Filgotinib collaboration

Under the amended agreement, we will have greater involvement in filgotinib’s global strategy and participate more broadly in the commercialization of the product in Europe, providing the opportunity to build a commercial presence on an accelerated timeline. We and Gilead will co-commercialize filgotinib in France, Germany, Italy, Spain and the United Kingdom and retain the 50/50 profit share in these countries that was part of the original filgotinib license agreement, and under the revised agreement, we will have an expanded commercial role. We retain exclusive rights in Belgium, the Netherlands and Luxembourg, where the 50/50 profit share also applies. The companies will share future global development costs for filgotinib equally, in lieu of the 80/20 cost split provided by the original agreement. Other terms of the original license agreement remain in effect, including the remaining $1.27 billion in total potential milestones and tiered royalties ranging from 20-30% payable in territories outside of Belgium, France, Germany, Italy, Luxembourg, the Netherlands, Spain and the United Kingdom.

Terms of the equity investment

Gilead’s equity investment will consist of a subscription for new Galapagos shares at a price of €140.59 per share, representing at July 14, 2019, a 20% premium to Galapagos’ 30-day, volume-weighted average price. This will increase Gilead’s stake in Galapagos from approximately 12.3% to 22.1% of the issued and outstanding shares in Galapagos. In addition, we intend to seek shareholder approval to issue two warrants allowing Gilead to further increase its ownership of Galapagos to up to 29.9% of the company’s issued and outstanding shares. The agreement also includes a 10-year standstill restricting Gilead’s ability to seek to acquire Galapagos or increase its stake in Galapagos beyond 29.9% of the company’s issued and outstanding shares, subject to limited exceptions.

The transaction, which is expected to close late in the third quarter of 2019, is subject to certain closing conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and receipt of merger control approval from the Austrian Federal Competition Authority.